Exhibit 10.2
AMENDMENT NO. 1
This Amendment No. 1 (this “Agreement”) to the Credit Agreement (as defined below) is dated as of September 2, 2022, among PHILIP MORRIS INTERNATIONAL INC., a Virginia corporation (“PMI”), the Lenders party hereto and CITIBANK EUROPE PLC, UK BRANCH, as Facility Agent.
WHEREAS, PMI, the Lenders and the Facility Agent are parties to that certain Term Loan Credit Agreement, dated as of June 23, 2022 (as amended or modified from time to time, the “Credit Agreement”); and
WHEREAS, PMI, the Lenders party hereto and Facility Agent desire to amend certain provisions under the Credit Agreement.
NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Definitions. Capitalized terms used and not defined in this Agreement shall have the respective meanings given them in the Credit Agreement.
2.Amendment to Credit Agreement. The following definition in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:
“Minimum Acceptance Condition” means that the number of acceptances received by the Offeror in respect of the Offer from shareholders of the Target in respect of the Target Shares and/or Target Shares otherwise acquired or owned by the Offeror (or to be acquired or owned by the Offeror on the date the payment is made by the settlement agent to the shareholders in connection with the Offer) exceeds 50% of the total issued and outstanding Target Shares (for the avoidance of doubt, excluding any treasury shares held by the Target).
3.Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and other related documents are and shall remain in full force and effect and are hereby ratified and confirmed. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or other related documents or for any purpose except as expressly set forth herein.
For the avoidance of doubt, by executing and delivering this Agreement, each Lender party hereto agrees that, notwithstanding anything to the contrary in the Credit Agreement, the changes set forth herein do not contravene Section 5.1(d) of the Credit Agreement and are not materially adverse to the interest of the Lenders (taken as a whole) under Section 5.1(d) of the Credit Agreement.
4.Condition Precedent. This Agreement shall become effective on and as of the first date this Agreement shall have been duly executed and delivered by PMI, the Lenders (which constitute all Lenders under the Credit Agreement) and the Facility Agent.

5.Headings. Section headings included herein are for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.
6.Binding Effect. This Agreement shall be binding upon and inure to the benefit of PMI, the Facility Agent and each Lender party hereto, and each of their respective successors and assigns.
7.Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
8.Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement in .PDF format or by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

PHILIP MORRIS INTERNATIONAL INC.
By:	/s/ Frank de Rooij
Name: Frank de Rooij
Title: Vice President Treasury and Corporate Finance

[Signature Page to Term Loan Amendment No. 1]

CITIBANK EUROPE PLC, UK BRANCH, as Facility Agent
By:	/s/ Alessandra Torio Scaglia
Name: Alessandra Torio Scaglia
Title: Vice President

CITIBANK, N.A., as Lender
By:	/s/ Adrian Bain
Name: Adrian Bain Title: Director

[Signature Page to Term Loan Amendment No. 1]

BANK OF AMERICA, N.A., LONDON BRANCH as Lender
By:	/s/ Defne Gabay
Name: Defne Gabay Title: Vice President

[Signature Page to Term Loan Amendment No. 1]

MIZUHO BANK LTD., as Lender
By:	/s/ John Davies
Name: John Davies Title: Authorized Signatory

[Signature Page to Term Loan Amendment No. 1]

SUMITOMO BANKING CORPORATION, as Lender
By:	/s/ Haruhisa Okamoto
Name: Haruhisa Okamoto Title: Managing Director

By:	/s/ Dr. Harald Wimmer
Name: Dr. Harald Wimmer Title: Executive Director

[Signature Page to Term Loan Amendment No. 1]

BARCLAYS BANK PLC, as Lender
By:	/s/ Joulia Fraser
Name: Joulia Fraser Title: Vice President

[Signature Page to Term Loan Amendment No. 1]

BANCO BILBAO VIZCAYA ARGENTARIA, S.A. NEW YORK BRANCH, as Lender
By:	/s/ Cara Younger
Name: Cara Younger Title: Managing Director

By:	/s/ Mauricio Benitez
Name: Mauricio Benitez Title: Managing Director

[Signature Page to Term Loan Amendment No. 1]

BANCO SANTANDER, S.A., as Lender
By:	/s/ Fatima Moreno
Name: Fatima Moreno Title:

By:	/s/ Lucas Videla
Name: Lucas Videla Title: M.D.

[Signature Page to Term Loan Amendment No. 1]

BANK OF CHINA (EUROPE) S.A., as Lender
By:	/s/ Guo Zhiyaho
Name: Mr. Guo Zhiyaho Title: Deputy General Manager

[Signature Page to Term Loan Amendment No. 1]

CREDIT SUISSE AG, NEW YORK BRANCH, as Lender
By:	/s/ Komal Shah
Name: Komal Shah Title: Authorized Signatory
By:	/s/ Michael Dieffenbacher
Name: Michael Dieffenbacher Title: Authorized Signatory

CREDIT SUISSE (SWITZERLAND) LTD., as Lender
By:	/s/ Ursula Schwarzenberger
Name: Ursula Schwarzenberger Title: Authorised Signatory

By:	/s/ Christoph Bischofberger
Name: Christoph Bischofberger Title: Authorised Signatory

[Signature Page to Term Loan Amendment No. 1]

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender
By:	/s/ Ming K. Chu
Name: Ming K. Chu Title: Director

By:	/s/ Annie Chung
Name: Annie Chung Title: Director

[Signature Page to Term Loan Amendment No. 1]

HSBC CONTINENTAL EUROPE, as Lender
By:	/s/ Eric Beautheac
Name: Eric Beautheac Title: Director, Head of Multinationals France

By:	/s/ Jean-Philippe Huguet
Name: Jean-Philippe Huguet Title: Managing Director, Head of Multinationals for Continental Europe

HSBC BANK PLC, as Lender
By:	/s/ Rod Stoyle
Name: Rod Stoyle
Title: Vice President

[Signature Page to Term Loan Amendment No. 1]

STANDARD CHARTERED BANK, as Lender
By:	/s/ Simon Derrick
Name: Simon Derrick
Title: Managing Director

[Signature Page to Term Loan Amendment No. 1]

WELLS FARGO BANK, N.A., LONDON BRANCH, as Lender
By:	/s/ Jonathan Childs
Name: Jonathan Childs
Title: Director

[Signature Page to Term Loan Amendment No. 1]

COMMERZBANK AG, NEW YORK BRANCH, as Lender
By:	/s/ Pedro Bell
Name: Pedro Bell Title: Managing Director

By:	/s/ Majed Roz
Name: Majed Roz Title: Director

[Signature Page to Term Loan Amendment No. 1]

MUFG BANK, LTD., as Lender
By:	/s/ Sarah Carroll
Name: Sarah Carroll
Title: Managing Director

[Signature Page to Term Loan Amendment No. 1]